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                                                                   EXHIBIT 10.24
                                2005-1 AMENDMENT
                                     TO THE
                                    STEELCASE
                       BENEFIT PLAN FOR OUTSIDE DIRECTORS
                         (EFFECTIVE AS OF MARCH 1, 1999)
                        --------------------------------

          This 2005-1 Amendment to the STEELCASE BENEFIT PLAN FOR OUTSIDE DIRECTORS ("Plan") is adopted by STEELCASE INC.

          Pursuant to Section 1.3 of the Plan, Steelcase Inc. amends the Plan as follows:

                                       A.

          Effective as of March 1, 1999, the last sentence of the second paragraph of Section 4.1 is amended as follows:


This shall not apply to coordination with the dental benefit.

                                       B.

          Effective as of April 1, 2004, a new subsection (x) is added to
Section 8.7 to read as follows:


               (x) OBESITY TREATMENT. Charges for the medical and surgical treatment of obesity in accordance with the Plan's medical policy for obesity treatment.

                                       C.

          In all other respects, the Plan shall be unchanged.

          IN WITNESS OF WHICH, Steelcase Inc. has executed this 2005-1 Amendment to the Plan.

                                    STEELCASE INC.


Dated:  March 31, 2004              By    Nancy W. Hickey
                                       ----------------------------
                                       Its Sr. Vice President, Global Strategic
                                       Resources & Chief Administrative Officer